Contingencies, tax uncertainties and commitments	12 Months Ended
Dec. 31, 2023
Disclosure of Contingencies Other Liabilitiesand Commitments [Abstract]
Contingencies, tax uncertainties and commitments
34. Contingencies, tax uncertainties and commitments

Key judgements

— The application of tax legislation in relation to provisions for uncertain tax positions.

Key areas of estimation

—  The level of provisions required in relation to uncertain tax positions is complex and each matter is separately assessed. The estimation of future settlement amounts is based on a number of factors including the status of the unresolved matter, clarity of legislation, range of possible outcomes and the statute of limitations.

There are contingent Group liabilities that arise in the normal course of business in respect of indemnities, warranties and guarantees in relation to former subsidiaries and in respect of guarantees in relation to subsidiaries, joint ventures and associates. In addition, there are contingent liabilities of the Group in respect of unsettled or disputed tax liabilities, legal claims, contract disputes, royalties, copyright fees, permissions and other rights. None of these claims is expected to result in a material gain or loss to the Group.
On 25 April 2019, the European Commission published the full decision that the United Kingdom controlled foreign company group financing partial exemption (‘FCPE’) partially constitutes State Aid. This decision was appealed by the UK Government and other parties. On 8 June 2022 the EU General Court dismissed the appeal, however, this decision was further appealed by the UK Government and other parties, with the subsequent hearing having taken place on 10 January 2024 (outcome pending). The total exposure is calculated to be £105m (excluding interest) with a provision of £63m held in relation to this issue. The remaining tax receivable is disclosed as a non-current
asset on the balance sheet. The provision is calculated considering a range of possible outcomes and applying a probability to each, resulting in a weighted average outcome. The possible outcomes considered range from no liability through to the full exposure (£105m). This issue is specific to periods up to 2018 and is not a continuing exposure.
The Group is under assessment from the tax authorities in Brazil challenging the deduction for tax purposes of goodwill amortisation for the years 2012 to 2020. Similar assessments may be raised for other years. Potential total exposure (including possible interest and penalties) could be up to BRL 1,294m (£209m) up to 31 December 2023, with additional potential exposure of BRL 24m (£4m) in relation to deductions expected to be taken in future periods. Such assessments are common in Brazil. The Group believes that the likelihood that the tax authorities will ultimately prevail is low and that the Group’s position is strong. At present, the Group believes no provision is required.
The Group is also under assessment from the UK tax authorities with the relevant years being 2019 to 2021. The maximum exposure is calculated to be £43m, with a provision of £21m currently held in relation to this assessment. The provision is calculated considering a range of possible outcomes and applying a probability to each, resulting in a weighted average outcome. The possible outcomes considered range from no liability through to the full exposure (£43m). The point being assessed is specific to 2019 to 2021 and is not a continuing exposure.
At the balance sheet date there were no commitments for capital expenditure contracted for but not yet incurred. Commitments in respect of leases are shown in note 35.